Third Quarter 2008 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private
Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-
looking statements. These factors include, but are not limited to:  general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties, and other future cash flows, or the market value of our assets; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings; changes in the financial or operating performance of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize the related cost savings within the expected time frames; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary, fiscal, and other policies of the U.S. Government, including policies of the
U.S. Treasury, the Federal Reserve Board, and the FDIC; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31,
2007, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2008 and 2007, March 31, 2008, and September 30, 2007,
on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

We are a leading financial institution in the
competitive Metro New York/New Jersey region.
(a) SNL Financial
Note:  All data is as of 9/30/08.
With a market cap of $5.8 billion:
•
We are the 21st largest bank holding company in the nation and the 5th largest headquartered in
New York State.
(a)
With assets of $32.1 billion:
•
We operate the 3rd largest thrift in the nation and the largest in New York State.
(a)
With a portfolio of $15.2 billion:
•
We are a leading producer of multi-family loans for portfolio in New York City.
(a)
With deposits of $14.2 billion and 216 branches, we operate:
•
the 4th largest thrift depository in our market
(a)
; and
•
the 15th largest commercial bank depository.
(a)
In New York, we operate:
•
the 2nd largest thrift depository in Queens, Richmond, Nassau, and Suffolk Counties.
(a)
In New Jersey, we operate:
•
the 3rd largest thrift depository in Essex County
(a)
;
•
the 5th largest thrift depository in Union County
(a)
; and
•
the 6th largest thrift depository in the seven NJ counties we serve, combined.
(a)

3rd Quarter 2008 Performance Highlights

Our 3Q 2008 performance featured several favorable
trends.
(a) Please see page 34 for a reconciliation of our GAAP and operating earnings.
(b) Please see pages 35 and 36 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.
(c) Please see page 37 for a reconciliation of our GAAP and operating efficiency ratios.
Operating Earnings Growth:
•
Operating earnings rose $9.7 million, or 12.9%, linked-quarter and $13.6 million, or 19.1%, year-over-year.
(a)
•
Diluted operating earnings per share rose to $0.25 in the quarter from $0.23 in the trailing and year-earlier three months.
(a)
Margin Expansion:
•
Excluding prepayment penalty income, our margin rose 48 basis points from the year-earlier measure;
including prepayment penalty income, our margin rose 27 basis points to 2.68%.
•
Excluding prepayment penalty income and the debt repositioning charge in the trailing quarter, our third quarter margin reflected a linked-quarter increase of 22 basis points.
(b)
Revenue Growth:
•
Year-over-year, our net interest income rose $27.0 million, or 17.5%, to $181.9 million.
•
Our third quarter net interest income rose $11.7 million, or 6.9%, from the adjusted trailing-quarter amount.
(b)
Operating Efficiency:
•
Our operating efficiency ratio improved to 38.01% in the quarter from 40.14% and 40.06% in the trailing and year-earlier three months.
(c)

Our balance sheet was highlighted by solid loan growth,
continued asset quality, and continued capital strength.
Loan Growth:
•
Loan originations totaled $1.4 billion in the quarter, boosting the year-to-date volume to $4.4 billion.
•
Multi-family loan originations totaled $855.4 million in the quarter, bringing the year-to-date total to $2.3 billion.
•
Total loans grew at an annualized rate of 11.2% in the quarter, to $21.5 billion.
•
Multi-family loans grew at an annualized rate of 12.3% in the quarter, to $15.2 billion.
Asset Quality:
•
Non-performing loans represented 0.29% of total loans at 9/30/08, in contrast to 1.89% for the SNL Bank &
Thrift Index.
(a)
•
Non-performing assets represented 0.19% of total assets, in contrast to 1.79% for the Index.
(a)
•
Net charge-offs represented 0.005% of average loans in the quarter, in contrast to 1.67% for the Index.
(a)
Capital Strength:
•
Tangible stockholders’ equity equaled 5.85% of tangible assets at the close of the quarter.
•
Excluding after-tax net unrealized securities losses, tangible stockholders’ equity equaled 5.92% of tangible assets.
(b)
•
Our bank regulatory capital ratios continued to exceed the requirements for “well capitalized” classification.
For example, the Tier 1 risk-based capital ratios for the Community Bank and the Commercial Bank were
11.17% and 14.69%, respectively, at 9/30/08.
(a) SNL Financial
(b) Please see pages 32 and 33 for reconciliations of our GAAP and non-GAAP capital measures.

The expansion of our net interest margin has been driven
by loan growth and a reduction in our funding costs.
(dollars in thousands) 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008
Linked-quarter
Increase
(Decrease)
Y-O-Y Increase
(Decrease)
Average balance of loans $18,979,750 $19,766,367 $20,244,263 $20,478,132 $21,032,989 2.7% 10.8%
Average yield on loans 6.37% 6.12% 6.19% 6.07% 6.02% (5)bp (35)bp
Average yield on interest-
earning assets 6.11 6.04 6.04 5.90 5.85 (5)bp (26)bp
Prepayment penalty income $17,090 $4,536 $10,334 $8,153 $3,945 (51.6)% (76.9)%
Net interest margin 2.41% 2.36% 2.41% 2.54% (a) 2.68% 14 bp 27 bp
Net interest margin excluding
prepayment penalty income 2.15% 2.29% 2.26% 2.41% (a) 2.63% 22 bp 48 bp
Average cost of borrowed funds 4.42 4.45 4.49 4.07 (27)bp (35)bp
Average cost of CDs 4.60 4.57 4.41 4.13 3.86 (27)bp (74)bp
Average cost of interest-bearing
liabilities 3.95 3.93 3.85 3.36 (23)bp (59)bp
(a) Excludes the impact of a $39.6 million debt repositioning charge on $700.0 million of wholesale borrowings in 2Q 2008, which reduced our net interest margin to 1.94% and increased our average cost of borrowed funds and average cost of interest-bearing liabilities to 5.59% and 4.23%, respectively.  Please see pages 35 and 36 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.
4.34   (a)
3.59   (a)

Both of our bank subsidiaries are well capitalized institutions:
The strength of our capital position has enabled us to
pay a strong dividend.
9/30/08
Community Bank Commercial Bank
Leverage capital ratio 7.49% 11.20%
Tier 1 risk-based capital ratio 11.17 14.69
Total risk-based capital ratio 11.64 15.07
Our tangible capital measures were enhanced by our common stock offering in May 2008:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994, and provided an average yield of 5.9% in September 2008.
(a) Please see pages 32 and 33 for reconciliations of our GAAP and non-GAAP capital measures.
(dollars in billions)
9/30/07 12/31/07 9/30/08
Tangible stockholders’ equity
(a)
$1.6 $1.6 $1.7
Tangible equity / tangible assets
(a)
5.69% 5.83% 5.85%
Tangible equity / tangible assets excluding after-tax
mark-to-market adjustments on securities
(a)
5.74% 5.88% 5.92%

We remain well positioned to capitalize on
opportunities presented in the current market.
We have maintained our record of asset quality by maintaining our primary focus on multi-family lending on rent-regulated buildings and by adhering to our conservative underwriting standards.
Competition for multi-family loans has declined in the wake of market dislocation while the spreads on such loans have widened.
Refinancing activity is likely to increase as more of our multi-family loans approach their contractual repricing dates.
Future growth opportunities may occur as industry consolidation increases in the face of current market conditions.
Our recent actions have further strengthened the capacity of our balance sheet to absorb other financial institutions.

(a) Please see page 37 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial
We have a consistent business model that focuses on
building value while building the Company.
Our total return to shareholders increased at a compound annual growth rate of 36.9% between our IPO and 9/30/08.
The origination of multi-family loans:
•
We have originated $23.2 billion of multi-family loans since January 2000, including $2.5 billion in 2007 and
$2.3 billion in the first nine months of 2008.
The maintenance of strong credit standards, resulting in a record of solid asset quality:
•
Net charge-offs represented 0.005% of average loans in 3Q 2008 and 0.013% in the nine-month period.
The efficient operation of our Company and our branch network:
•
Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts, and equaled
38.01% in 3Q 2008.
(a)(b)
The growth of our business through accretive mergers and acquisitions:
•
Since 12/31/99, we have acquired five community banks, two commercial banks, and one branch network, expanding our franchise from 14 to 216 branches.
•
Our assets have grown at a CAGR of 38.1%; our loans have grown at a CAGR of 34.5%; and our deposits have grown at a CAGR of 34.3% through 9/30/08.
The post-merger repositioning of our balance sheet:
•
The sale and securitization of acquired loans and the sale of acquired securities have enhanced our balance sheet’s ability to withstand the stress of the adverse credit cycle turn.

Our Business Model: Multi-family Lending

Portfolio statistics at 9/30/08:
% of total loans = 70.6%
Average principal balance = $3.8
million
Average loan-to-value ratio =
62.4%
Expected weighted average life =
3.6 years
3Q 2008 originations = $855.4
million
% of total loans originated in 3Q
2008 = 59.1%
Term:
Years 1-5:  Fixed rate at a spread
above the 5-year CMT
Years 6-10:  Annually adjustable
rate at a spread above prime, or
fixed rate at a spread above the 5-
year CMT plus 1 point
Prepayment penalties:  Range from 5
points to 1 point in years 1 thru 5;
recorded as interest income
Quality:  No losses in our rent-regulated
multi-family niche for 28 years
(in millions)
Multi-family loans have grown at a CAGR of 31.9%
since 12/31/99.
Multi-family Loan Portfolio
$15,180
$14,055
$14,529
$12,854
$9,839
$7,368
$4,494
$3,255
$1,946
$1,348
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08

NYB
Originates
Multi-Family
Loan Based
on Income
Stream
Produced by
the Property
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
Our multi-family loans feature a unique refinancing
cycle.

Portfolio statistics at 9/30/08:
% of total loans = 19.8%
Average principal balance = $2.4
million
Average loan-to-value ratio =
55.4%
Expected weighted average life =
3.3 years
3Q 2008 originations = $243.6
million
% of total loans originated in 3Q
2008 = 16.8%
Term:
Years 1-5:  Fixed rate at a spread
above the 5-year CMT
Years 6-10:  Annually adjustable
rate at a spread above prime, or
fixed rate at a spread above the 5-
year CMT plus 1 point
Prepayment penalties:  Range from 5
points to 1 point in years 1 thru 5;
recorded as interest income
Quality:  No losses in our CRE portfolio
for nearly 15 years
(in millions)
Our commercial real estate loans feature the same
structure as our multi-family loans.
Commercial Real Estate Loan Portfolio
$4,258
$3,826
$3,114
$2,888
$2,141
$1,445
$533
$562
$324
$96
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08

Our Business Model: Asset Quality

0.94%
0.33%
0.62%
0.21%
0.47%
0.16%
0.51%
0.11%
1.05%
0.11%
1.89%
0.29%
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
9/30/08

Page 16 The quality of our loan portfolio has been distinctively solid. (a) SNL Financial SNL Bank & Thrift Index (a) NYB Non-performing Loans / Total Loans

We continue to be distinguished by our low level of
charge-offs.
Net Charge-offs / Average Loans
NYB Charge-offs:
-- $236,000 $21,000 $420,000 $1.1 million
(a) SNL Financial
SNL Bank & Thrift Index
(a)
NYB
$431,000
0.77%
0.57%
0.54%
0.49%
0.67%
1.67%
0.00% 0.002% 0.000% 0.002% 0.002% 0.005%
2003 2004 2005 2006 2007 3Q 2008

Our Business Model: Efficiency

Our operating efficiency ratio was 38.01%
(a)
in 3Q 2008, well
below the SNL Bank and Thrift Index efficiency ratio of 64.61%.
(b)
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One- to four-family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating non-interest income.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
46 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.
(a) Please see page 37 for a reconciliation of our GAAP and operating efficiency ratio.
(b) SNL Financial

Our Business Model: Growth through Acquisitions

We have completed eight acquisitions since 2000.
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993
2
We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000
4
Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003
6
We acquire
Atlantic Bank
of New York
(ABNY).
April 2006
8
We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007
10
We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11

Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.
(dollars in billions)
12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral, &
SYNF
12/31/07 9/30/08
Number of branches 14 86 120 139 152 166 217 216
Multi-family loans $1.3 $1.9 $3.3 $  7.4 $12.9 $14.5 $14.1 $15.2
Total loans 1.6 3.6 5.4 10.5 17.0 19.7 20.4 21.5
Total assets 1.9 4.7 9.2 23.4 26.3 28.5 30.6 32.1
Core deposits 0.4 1.4 3.0 6.0 6.9 6.7 6.2 7.2
Total deposits 1.0 3.3 5.5 10.3 12.1 12.6 13.2 14.2
Tangible stockholders’ equity (a) 0.1 0.2 0.3 0.9 1.3 1.4 1.6 1.7
Tangible equity / tangible assets (a) 7.19% 4.12% 3.65% 3.97% 5.19% 5.47% 5.83% 5.85%
Tangible equity / tangible assets
excluding after-tax mark-to-market
adjustments on securities (a) 7.19% 4.11% 3.60% 4.13% 5.41% 5.66% 5.88% 5.92%
(a) Please see pages 32 and 33 for reconciliations of our GAAP and non-GAAP capital measures.

$10,499
$13,396
$17,029
$19,653
$20,363
$21,512
$9,500
$7,081
$5,637
$4,926
$5,744
$6,087
We typically convert the cash flows from the post-merger sale of acquired assets into securities and then into loans.
(dollars in millions)
% of Total
Assets:
12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/03
40.5% 44.8% 18.8% 66.6%
9/30/08
Loans
Securities
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB,
Doral, & SYNF
12/31/07
18.9% 66.9%

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

Largely reflecting our acquisition strategy, we currently
have 162 locations in New York and 54 in New Jersey.
Our Franchise
New York Community Bank
Traditional branches 124
In-store branches
Campus branches
46
5
Customer convenience centers 3
Subtotal 178
New York Commercial Bank
Traditional branches 38
Total locations 216
New York Community Bank
New York Commercial Bank

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,913
$7,017
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$4,971
$6,030
$846
$1,123
$1,273
$1,140
$40
$171
$455
$465
$720 $739
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  34.3% CAGR
Core deposits:  38.4% CAGR
Demand deposits:  46.6% CAGR
(in millions)
Deposits
Our deposit growth has been largely acquisition-
driven.
$13,157
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
CDs
NOW, MMAs, and Savings
Demand deposits
$14,187

The expansion of our franchise has enabled us to compete very effectively against the region’s money center banks.
(dollars in thousands)
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,479,033 22.46%
2 Citigroup Inc. 7,371,145 14.42
3 Capital One Financial Corp. 6,250,802 12.23
4 Astoria Financial Corp. 5,091,063 9.96
5 New York Community 4,828,319 9.45
6 Toronto-Dominion Bank 2,827,814 5.53
7 Bank of America Corp. 2,497,138 4.88
8 HSBC Holdings plc 1,969,135 3.85
9 Signature Bank 1,167,206 2.28
10
Apple Financial Holdings 981,144 1.92
Total for Institutions in Market $51,119,564 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,495,835 20.81%
2 Citigroup Inc. 5,912,224 14.48
3 Capital One Financial Corp. 4,676,184 11.45
4 Astoria Financial Corp. 3,098,407 7.59
5 HSBC Holdings plc 2,716,071 6.65
6 New York Community 2,697,586 6.61
7 Toronto-Dominion Bank 1,645,740 4.03
8 Ridgewood Savings Bank 1,531,279 3.75
9 Flushing Financial Corp. 1,178,542 2.89
10 Sovereign Bancorp, Inc. 926,882 2.27
Total for Institutions in Market $40,831,431 100.00%
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,348,047 25.66%
2 Capital One Financial Corp. 5,226,454 16.07
3 Astoria Financial Corp. 3,055,514 9.39
4 Citigroup Inc. 3,049,335 9.37
5 HSBC Holdings plc 2,321,344 7.14
6 New York Community 1,832,850 5.63
7 Bank of America Corp. 1,534,788 4.72
8 Toronto-Dominion Bank 1,360,738 4.18
9 Suffolk Bancorp 1,219,170 3.75
10 Smithtown Bancorp 998,244 3.07
Total for Institutions in Market $32,527,766 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Sovereign Bancorp Inc. $2,374,341 26.37%
2 JPMorgan Chase & Co. 1,747,635 19.41
3 New York Community 1,463,811 16.26
4 Citigroup Inc. 1,108,018 12.31
5 Northfield Bancorp Inc. 685,360 7.61
6 Toronto-Dominion Bank 493,392 5.48
7 Hudson City Bancorp Inc. 319,690 3.55
8 HSBC Holdings plc 255,927 2.84
9 VSB Bancorp Inc. 190,279 2.11
10 Capital One Financial Corp. 149,526 1.66
Total for Institutions in Market $9,003,870 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wachovia Corp. $  2,486,843 16.39%
2 Sovereign Bancorp Inc. 1,248,583 8.23
3 JPMorgan Chase & Co 1,240,708 8.18
4 PNC Financial 1,224,864 8.07
5 Valley National Bancorp 1,194,410 7.87
6 Toronto-Dominion Bank 1,108,864 7.31
7 Hudson City Bancorp Inc. 1,100,834 7.26
8 Bank of America Corp. 1,070,349 7.05
9 New York Community 756,618 4.99
10 Investors Bancorp Inc. 650,940 4.29
Total for Institutions in Market $15,172,430 100.00%
Source:  SNL Financial

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,055
$15,180
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$6,308
$6,332
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 9/30/08
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
$5,405 $5,489 $10,499
Loans Outstanding
Multi-family loans:  31.9% CAGR
Total loans:  34.5% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
Total Loans:
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971
Total Originations:
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
$21,512
$4,371
$20,363
$4,853

Total Return on Investment

2,885%
2,875%
2,479%
CAGR since IPO = 36.9%
717%
615%
462%
369%
240%
11/23/93
12/31/99
12/31/06
12/31/07
9/30/08

Our business model has created significant value for
our shareholders over time.
SNL Bank & Thrift Index
(a)
NYB
(b)
14.7% 6.2% 107.5% 5.7%
Annual yield produced by $1.00 per share dividend
on shares purchased at the date indicated:
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
6.0%
Total Return on Investment

We are committed to building value for our investors.
Improve Our Performance Metrics:
•
Continue to expand our net interest margin
•
Maintain a strong level of operating efficiency
•
Increase our revenues through the cross-sale of products and services
•
Grow our operating earnings
Strengthen Our Franchise:
•
Execute accretive merger transactions while enhancing the value of our franchise
•
Unify our New Jersey branches under the Garden State Community Bank name
•
Integrate the data processing systems used by the Community and Commercial Banks
Manage Our Assets and Liabilities:
•
Position ourselves for loan growth by deploying the cash flows produced by lower-yielding loans and securities into higher-yielding assets
•
Enhance our asset mix by cross-selling Commercial Bank services to Community Bank customers
•
Reduce our balance of higher-cost wholesale funds
•
Maintain superior asset quality by adhering to our traditional underwriting standards and maintaining our focus on our multi-family lending niche
Manage Our Capital:
•
Maintain the strength of our tangible capital measures
•
Maintain our quarterly cash dividend at the current amount
Our Goals

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information
11/6/2008

Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, 2006, and 2007:
December 31,
(dollars in thousands)
2007 2006 2005 2004 2003 2002 2001 2000 1999
Total stockholders’ equity $  4,182,313 $  3,689,837 $  3,324,877 $  3,186,414 $  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (2,437,404) (2,148,108) (1,980,689) (1,951,438) (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (111,123) (106,381) (86,533) (87,553) (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423 $     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets $30,579,822 $28,482,370 $26,283,705 $24,037,826 $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (2,437,404) (2,148,108) (1,980,689) (1,951,438) (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (111,123) (106,381) (86,533) (87,553) (98,993) (51,500) (57,500) -- --
Tangible assets $28,031,295 $26,227,881 $24,216,483 $21,998,835 $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 13.68% 12.95% 12.65% 13.26% 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible
assets 5.83% 5.47% 5.19% 5.22% 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $1,633,786 $1,435,348 $1,257,655 $1,147,423 $851,311 $647,494 $310,981 $189,340 $137,141
Add back:  Net unrealized losses (gains)
on securities 14,836 52,125 55,857 40,697 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity $1,648,622 $1,487,473 $1,313,512 $1,188,120 $885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $28,031,295 $26,227,881 $24,216,483 $21,998,835 $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Add back:  Net unrealized losses (gains)
on securities 14,836 52,125 55,857 40,697 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets $28,046,131 $26,280,006 $24,272,340 $22,039,532 $21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to
adjusted tangible assets 5.88% 5.66% 5.41% 5.39% 4.13% 5.78% 3.60% 4.11% 7.19%

Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at September 30, 2008 and 2007:
September 30,
(dollars in thousands) 2008 2007
Total stockholders’ equity $  4,263,231 $  4,031,474
Less: Goodwill (2,436,060) (2,349,504)
Core deposit intangibles (93,513) (112,701)
Tangible stockholders’ equity $  1,733,658 $  1,569,269
Total assets $32,139,500 $30,039,905
Less: Goodwill (2,436,060) (2,349,504)
Core deposit intangibles (93,513) (112,701)
Tangible assets $29,609,927 $27,577,700
Stockholders’ equity to total assets 13.26% 13.42%
Tangible stockholders’ equity to tangible assets 5.85% 5.69%
Tangible stockholders’ equity $1,733,658 $1,569,269
Add back: Net unrealized losses on securities 19,232 13,315
Adjusted tangible stockholders’ equity $1,752,890 $1,582,584
Tangible assets $29,609,927 $27,577,700
Add back: Net unrealized losses on securities 19,232 13,315
Adjusted tangible assets $29,629,159 $27,591,015
Adjusted tangible stockholders’ equity to adjusted tangible assets 5.92% 5.74%

Reconciliation of GAAP and Non-GAAP Earnings
For the Three Months Ended
September 30, June 30, September 30,
(in thousands, except per share data)
2008 2008 2007
GAAP Earnings (Loss) $ 58,064
$(154,783)
$110,909
Adjustments to GAAP earnings (loss) :
Debt repositioning charge -- 325,016 --
Loss on other-than-temporary impairment of securities 44,160 49,595 --
Litigation settlement charge -- 3,365 --
Net loss on sale of securities -- -- 7,307
Gain on sale of bank-owned property -- --
(64,879)
Income tax effect (17,445)
(148,077)
17,823
Operating earnings $ 84,779 $   75,116 $  71,160
Diluted GAAP Earnings (Loss) per Share $0.17
$(0.47)
$0.35
Adjustments to diluted GAAP (loss) earnings per share: --
Debt repositioning charge -- 0.60 --
Loss on other-than-temporary impairment of securities 0.08 0.09 --
Litigation settlement charge -- 0.01 --
Net loss on sale of securities -- -- 0.02
Gain on sale of bank-owned property -- --
(0.14)
Diluted operating earnings per share $0.25 $ 0.23 $0.23
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended September 30, 2008, June
30, 2008, and September 30, 2007:

Reconciliation of Net Interest Income and Adjusted
Net Interest Income
For the Three Months Ended
September 30, 2008 June 30, 2008
Average Average
Average Yield/ Average Yield/
Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $21,032,989 $316,780 6.02% $20,478,132 $310,396 6.07%
Securities 6,166,138 81,467 5.28 6,150,862 82,533 5.37
Money market investments 39,803 152 1.52 64,058 371 2.33
Total interest-earning assets 27,238,930 398,399 5.85 26,693,052 393,300 5.90
Non-interest-earning assets 4,046,858 3,871,259
Total assets
$31,285,788 $30,564,311
Liabilities and Stockholders’ Equity:
Interest-bearing deposits:
NOW and money market accounts $  3,139,091 $  13,346 1.69% $  3,010,497 $  13,144 1.76%
Savings accounts 2,745,852 5,789 0.84 2,598,621 5,841 0.90
Certificates of deposit 6,938,374 67,274 3.86 6,401,287 65,799 4.13
Mortgagors’ escrow 103,054 25 0.10 185,626 28 0.06
Total interest-bearing deposits 12,926,371 86,434 2.66 12,196,031 84,812 2.80
Borrowed funds 12,722,990 130,086 4.07 12,806,797 177,938 5.59
Total interest-bearing liabilities 25,649,361 216,520 3.36 25,002,828 262,750 4.23
Non-interest-bearing deposits 1,167,962 1,227,850
Other liabilities 249,507 136,340
Total liabilities 27,066,830 26,367,018
Stockholders’ equity 4,218,958 4,197,293
Total liabilities and stockholders’ equity $31,285,788 $30,564,311
Net interest income/interest rate spread $181,879 2.49% $130,550 1.67%
Net interest-earning assets/net interest margin $1,589,569
2.68%
$1,690,224
1.94%
Ratio of interest-earning assets to
interest-bearing liabilities 1.06x 1.07x
The following table presents an analysis of the Company’s net interest income on a GAAP basis for the three months ended September 30 and June 30, 2008.
Please see the following page for an analysis of the Company’s net interest income for the three months ended September 30, 2008 as compared to its adjusted net interest income (i.e., excluding the impact of the $39.6 million debt repositioning charge) in the three months ended June 30, 2008.

The following table presents an analysis of the Company’s second quarter 2008 net interest income as if the aforementioned $39.6 million debt repositioning charge had not been recorded in interest expense.  Although such adjusted net interest income is not a measure of performance calculated in accordance with GAAP, we believe that it is an important indication of our ability to generate net interest income through our fundamental banking business and therefore provides useful supplemental information to both management and investors in evaluating the Company’s financial results.
The following line items are presented in the adjusted net interest income analysis for the three months ended June 30, 2008 absent the impact of the debt repositioning charge:  interest expense on borrowed funds; average cost of borrowed funds; interest expense on interest-bearing liabilities; average cost of interest-bearing liabilities; net interest income, interest rate spread; and net interest margin.  No adjustments have been made to these items for the three months ended September 30, 2008.  None of the adjusted items should be considered in isolation or as a substitute for net interest income or its component measures.  Moreover, the manner in which we have calculated our adjusted net interest income may differ from that of other companies that may report a measure with a similar name.
Reconciliation of Net Interest Income and Adjusted
Net Interest Income
For the Three Months Ended
September 30, 2008 June 30, 2008
Average Average
Average Yield/ Average Yield/
Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $21,032,989 $316,780 6.02% $20,478,132 $310,396 6.07%
Securities 6,166,138 81,467 5.28 6,150,862 82,533 5.37
Money market investments 39,803 152 1.52 64,058 371 2.33
Total interest-earning assets 27,238,930 398,399 5.85 26,693,052 393,300 5.90
Non-interest-earning assets 4,046,858 3,871,259
Total assets $31,285,788 $30,564,311
Liabilities and Stockholders’ Equity:
Interest-bearing deposits:
NOW and money market accounts $  3,139,091 $  13,346 1.69% $  3,010,497 $  13,144 1.76%
Savings accounts 2,745,852 5,789 0.84 2,598,621 5,841 0.90
Certificates of deposit 6,938,374 67,274 3.86 6,401,287 65,799 4.13
Mortgagors’ escrow 103,054 25 0.10 185,626 28 0.06
Total interest-bearing deposits 12,926,371 86,434 2.66 12,196,031 84,812 2.80
Borrowed funds 12,722,990 130,086 4.07 12,806,797 138,291 4.34
Total interest-bearing liabilities 25,649,361 216,520 3.36 25,002,828 223,103 3.59
Non-interest-bearing deposits 1,167,962 1,227,850
Other liabilities 249,507 136,340
Total liabilities 27,066,830 26,367,018
Stockholders’ equity 4,218,958 4,197,293
Total liabilities and stockholders’ equity $31,285,788 $30,564,311
Net interest income/interest rate spread $181,879 2.49% $170,197 2.31%
Net interest-earning assets/net interest margin $1,589,569 2.68% $1,690,224 2.54%
Ratio of interest-earning assets to
interest-bearing liabilities 1.06x 1.07x

Reconciliation of GAAP and Operating Efficiency
Ratios
For the Three Months Ended
September 30, 2008
(dollars in thousands)
GAAP Operating
Total net interest income and non-interest income $162,547 $162,547
Adjustments:
Loss on other-than-temporary impairment of securities -- 44,160
Adjusted total net interest income and non-interest income $162,547 $206,707
Operating expenses $78,578 $78,578
Efficiency ratio 48.34% 38.01%
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three months ended September 30, 2008: